EXHIBIT 99.1

STEPHEN F. BURG 3257 WINGED FOOT DRIVE FAIRFIELD, CA 94534	Tel:(707) 426-9530 Fax:(707) 421-1288 Cell: (707) 326-9956 e-mail: sb3257@pacbell.net

May 4, 2007

SECURED FINANCIAL NETWORK, INC.
Jeffrey Schultz, President
333 Las Olas Way #3006
Ft. Lauderdale, FL 33301

Dear Jeff:

I have reviewed the language pursuant to item 5.02 for an 8K filing regarding my resignation of May 4, 2007 and am in full agreement with it. Please find a copy attached for your reference.

Sincerely,

/s/ Stephen F Burg
Stephen F Burg

CC: William O’Neal, Esq.